                                                               EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-32835 of Texas Utilities Company on Form S-8 of our report dated June 25, 1999, appearing in this Annual Report on Form 11-K of the ENSERCH Corporation Employee Stock Purchase and Savings Plan for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

Dallas, Texas
June 28, 1999







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